UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23584

Name of Fund:	BlackRock Private Investments Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Private Investments Fund,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2022

Date of reporting period: 09/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Private Investments Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a brisk pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	9.18%	30.00%
U.S. small cap equities (Russell 2000® Index)	(0.25)	47.68
International equities (MSCI Europe, Australasia, Far East Index)	4.70	25.73
Emerging market equities (MSCI Emerging Markets Index)	(3.45)	18.20
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.92	(6.22)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.88	(0.90)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	2.71
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.65	11.27
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments. The Fund does not intend to borrow money or utilize leverage during its first year of operations.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Fund Summary as of September 30, 2021	BlackRock Private Investments Fund

Investment Objective

BlackRock Private Investments Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and to provide attractive risk-adjusted returns primarily through an actively-managed portfolio that provides eligible investors with targeted exposure to private equity investments. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without prior shareholder approval.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	09/30/21	03/31/21	Change	High	Low
Net Asset Value — Institutional	$10.02	$9.94	0.80%	$10.02	$9.94
Net Asset Value — Class D	10.01	9.94	0.70	10.01	9.94

Performance and Portfolio Management Commentary

Returns for the period ended September 30, 2021 were as follows:

		Total Returns(a)
	6-Month Total Returns	Since Inception(b)
Institutional	0.81%	0.20%
Class D	0.71	0.10

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 1, 2021.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The Fund’s private equity sleeve benefited from private-equity investments in a global sports management business and an emerging lifestyle brand focused on the higher end of the home décor sector, offering design-driven premium products. In the liquidity sleeve, the Fund benefited from its positions in floating rate loan interests (“bank loans”) and high yield corporate bonds. There were no notable detractors to Fund performance over the period.

Describe recent portfolio activity.

The Fund added private equity investments that included seven direct investments and three secondary investments. In the aggregate, the Fund’s positioning over the period resulted from an increased exposure to private equity and decreased exposure to credit. Within the credit area of the portfolio, the Fund’s allocation to floating rate bank loans was increased while the high yield allocation was reduced.

Describe portfolio positioning at period end.

At the period end, the Fund continued to increase its exposure to private equity investments. For purposes of financial reporting, excluding short-term securities, the Fund held 26% in private equity, 43% in floating rate bank loans, 20% in corporate bonds and 11% in asset-back securities. The Fund’s cash exposure had no material impact on Fund performance as it was principally held in conjunction with funding its private equity investments and fund operations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2021 (continued)	BlackRock Private Investments Fund

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	09/30/21	03/31/21
Floating Rate Loan Interests	43%	47%
Private Equity Investments	26	7
Corporate Bonds	20	34
Asset-Backed Securities	11	12

INDUSTRY ALLOCATION

Industry(a)(b)	09/30/21	03/31/21
Asset-Backed Securities	11%	12%
Media	7	17
Food Products	7	2
Pharmaceuticals	6	6
Hotels, Restaurants & Leisure	5	6
Health Care Providers & Services	4	4
Commercial Services & Supplies	4	3
IT Services	4	2
Entertainment	4	—
Household Durables	4	1
Interactive Media & Services	3	3
Life Sciences Tools & Services	3	1
Chemicals	3	2
Diversified Telecommunication Services	3	3
Software	3	5
Internet & Direct Marketing Retail	2	—
Health Care Equipment & Supplies	2	1
Diversified	2	—
Wireless Telecommunication Services	2	3
Building Materials	2	2
Semiconductors & Semiconductor Equipment	2	3
Electronic Equipment, Instruments & Components	1	1
Environmental, Maintenance, & Security Service	1	2
Equity Real Estate Investment Trusts (REITs)	1	3
Food & Staples Retailing	1	—
Machinery	1	2
Oil, Gas & Consumable Fuels	1	2
Energy Equipment & Services	1	1
Containers & Packaging	1	1
Diversified Consumer Services	1	—
Independent Power and Renewable Electricity Producers	1	1
Road & Rail	1	—
Textiles, Apparel & Luxury Goods	1	1
Metals & Mining	1	1
Internet Software & Services	1	—
Capital Markets	1	—
Health Care Technology	1	2
Household Products	1	1
Specialty Retail	—	1
Building Products	—	1
Trading Companies & Distributors	—	1
Air Freight & Logistics	—	1
Technology Hardware, Storage & Peripherals	—	1
Automobiles	—	1
Other*	—	—	(c)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class D Shares are not subject to any sales charge. These shares are subject to a distribution and servicing fee of 0.25% per year.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested on April 1, 2021 and held through September 30, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example for Continuously Offered Closed-End Funds

	Actual			Hypothetical(a)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period(b)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,008.10	$13.54	$1,000.00	$1,011.58	$13.56	2.69%
Class D	1,000.00	1,007.10	14.94	1,000.00	1,010.18	14.97	2.97

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period shown).

See “Disclosure of Expenses for Continuously Offered Closed-End Funds” for further information on how expenses were calculated.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S F O R C O N T I N U O U S L Y O F F E R E D C L O S E D - E N D F U N D S 7

Schedule of Investments (unaudited) September 30, 2021	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Private Equity Investments

Direct Investments — 17.1%(a)(b)(c)

Commercial Services & Supplies — 2.0%
NP Salon Co-Investment LP I (Acquired 04/08/21, Cost: $2,000,000)	—	(d)	$2,026,466

Entertainment — 3.3%
RB Rouge Co-Invest B LP (Acquired 03/30/21, Cost: $3,000,000)	—	(d)	3,283,332

Health Care Equipment & Supplies — 2.0%
Chiaro Technology Ltd. (Acquired 07/28/21, Cost: $2,033,660)	—	(d)	1,970,058

Health Care Providers & Services — 2.8%
Atlas Co-Investment Fund 2 LP (Acquired 06/30/21, Cost: $946,674)	—	(d)	917,618
Pacific Avenue Emerald Continuation Fund (A) LP (Acquired 07/30/21, Cost: $1,906,764)	—	(d)	1,906,764

			2,824,382

Household Durables — 2.9%
SL Riviera Investors 2021 LP (Acquired 04/14/21, Cost: $2,078,007)	—	(d)	2,872,959

Internet & Direct Marketing Retail — 2.1%
Attentive Mobile, Inc.
Common Shares (Acquired 04/16/21, Cost: $1,310,353)	28,701		1,357,557
Preferred A1 Shares (Acquired 04/16/21, Cost: $595,026)	13,033		616,461
Preferred B Shares (Acquired 04/16/21, Cost: $94,643)	2,073		98,053

			2,072,071

IT Services — 2.0%
OwnBackup Ltd.
Ordinary Shares (Acquired 07/23/21, Cost: $1,022,514)	91,427		1,022,514
Preferred A Shares (Acquired 07/23/21, Cost: $816,170)	72,977		816,170
Preferred A1 Shares (Acquired 07/23/21, Cost: $19,896)	1,779		19,896
Preferred B1 Shares (Acquired 07/23/21, Cost: $75,424)	6,744		75,424
Preferred C Shares (Acquired 07/23/21, Cost: $48,192)	4,309		48,192
Preferred C1 Shares (Acquired 07/23/21, Cost: $17,805)	1,592		17,805

			2,000,001

Total Direct Investments — 17.1%			17,049,269

Security	Shares		Value

Secondary Investments — 6.4%(a)(b)(c)

Diversified — 1.7%
Inovia Continuity Fund I LP (Acquired 09/17/21, Cost: $1,721,916)	—	(d)	$1,721,916

Food Products — 4.7%
CREO Capital Partners V-A LP (Acquired 09/20/21, Cost: $2,303,661)	—	(d)	2,303,661
Kohlberg TE Investors VII CV LP (Acquired 07/13/21, Cost: $2,376,326)	—	(d)	2,376,326

			4,679,987

Total Secondary Investments — 6.4%			6,401,903

Total Private Equity Investments — 23.5%
(Cost: $22,367,031)			23,451,172

	Par (000)

Asset-Backed Securities
Aimco CLO 12 Ltd., Series 2020-12A, Class B, (3 mo. LIBOR US + 1.55%), 1.68%, 01/17/32(e)(f)	$1,000		999,004
Battalion CLO XIX Ltd., Series 2021-19A, Class B, (3 mo. LIBOR US + 1.60%), 1.73%, 04/15/34(e)(f)	1,000		996,419
CIFC Funding IV Ltd., Series 2018-4A, Class B, (3 mo. LIBOR US + 2.10%), 2.23%, 10/17/31(e)(f)	500		500,022
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3 mo. LIBOR US + 1.50%), 1.63%, 07/17/31(e)(f)	750		748,404
Dryden Senior Loan Fund, Series 2017-47A, Class CR, (3 mo. LIBOR US + 2.05%), 2.18%, 04/15/28(e)(f)	750		749,997
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, (3 mo. LIBOR US + 1.85%), 1.98%, 04/15/29(e)(f)	750		749,098
Galaxy XXVII CLO Ltd., Series 2018-27A, Class C, (3 mo. LIBOR US + 1.80%), 1.92%, 05/16/31(e)(f)	700		697,934
Greywolf CLO V Ltd., Series 2015-1A, Class BR, (3 mo. LIBOR US + 2.00%), 2.13%, 01/27/31(e)(f)	500		499,714
Madison Park Funding X Ltd., Series 2012-10A, Class CR3, (3 mo. LIBOR US + 2.10%), 2.23%, 01/20/29(e)(f)	500		500,036
Milos CLO Ltd., Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.55%), 1.68%, 10/20/30(e)(f)	1,000		997,694
Palmer Square CLO Ltd.(e)(f)
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 1.58%, 04/18/31	1,000		1,000,031
Series 2018-1A, Class B, (3 mo. LIBOR US + 1.75%), 1.88%, 04/18/31	750		749,997
Signal Peak CLO 8 Ltd., Series 2018-8A, Class C, (3 mo. LIBOR US + 2.00%), 2.13%, 04/20/33(e)(f)	750		747,314

Total Asset-Backed Securities — 9.9%
(Cost: $9,944,949)			9,935,664

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Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Beverages — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, 08/15/26(f)	$291	$302,058

Building Materials(f) — 1.1%
Builders FirstSource, Inc., 6.75%, 06/01/27	182	192,920
Jeld-Wen, Inc., 6.25%, 05/15/25	475	501,125
Standard Industries, Inc., 4.75%, 01/15/28	378	392,175

		1,086,220

Chemicals — 0.3%
WESCO Distribution, Inc., 7.13%, 06/15/25(f)	279	297,729

Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(f)	289	295,141

Consumer Finance — 0.4%
Square, Inc., 2.75%, 06/01/26(f)	394	399,378

Containers & Packaging — 0.6%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	372	398,743
Sealed Air Corp., 5.13%, 12/01/24(f)	184	199,870

		598,613

Diversified Telecommunication Services — 0.7%
Level 3 Financing, Inc., 4.63%, 09/15/27(f)	382	393,002
Lumen Technologies, Inc., Series W, 6.75%, 12/01/23	265	290,506

		683,508

Electronic Equipment, Instruments & Components — 1.0%
BWX Technologies, Inc., 4.13%, 06/30/28(f)	394	404,343
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25	284	294,295
4.25%, 04/01/28	286	298,648

		997,286

Environmental, Maintenance, & Security Service(f) — 0.9%
Clean Harbors, Inc., 4.88%, 07/15/27	285	295,687
GFL Environmental, Inc., 5.13%, 12/15/26	569	597,513

		893,200

Equity Real Estate Investment Trusts (REITs) — 1.2%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24	272	295,800
4.50%, 09/01/26	282	306,675
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	565	595,369

		1,197,844

Food Products — 0.3%
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(f)	269	290,991

Health Care Providers & Services — 1.0%
Centene Corp., 4.25%, 12/15/27.	282	295,155
HCA, Inc., 5.38%, 02/01/25	267	298,373
Teleflex, Inc., 4.63%, 11/15/27	278	289,815
Tenet Healthcare Corp., 4.63%, 09/01/24(f)	146	149,285

		1,032,628

Security	Par (000)	Value

Health Care Technology — 0.2%
IQVIA, Inc., 5.00%, 05/15/27(f)	$224	$232,664

Hotels, Restaurants & Leisure(f) — 1.2%
1011778 BC ULC/New Red Finance, Inc.
5.75%, 04/15/25	275	288,709
3.88%, 01/15/28	305	308,004
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25	279	291,555
5.75%, 05/01/28	282	303,714

		1,191,982

Independent Power and Renewable Electricity Producers — 0.6%
Clearway Energy Operating LLC, 4.75%, 03/15/28(f)	567	600,226

Interactive Media & Services — 1.0%
Netflix, Inc.
5.88%, 02/15/25	255	290,631
4.88%, 04/15/28	261	300,803
Twitter, Inc., 3.88%, 12/15/27(f)	378	403,515

		994,949

Internet Software & Services(f) — 0.5%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	141	146,992
Match Group Holdings II LLC, 4.63%, 06/01/28	383	400,417

		547,409

IT Services — 0.3%
Dun & Bradstreet Corp., 6.88%, 08/15/26(f)	279	292,601

Media(f) — 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27	280	291,567
5.00%, 02/01/28	291	303,775
Sirius XM Radio, Inc., 5.00%, 08/01/27	282	294,690
Videotron Ltd.
5.38%, 06/15/24	270	293,625
5.13%, 04/15/27	286	296,010

		1,479,667

Metals & Mining — 0.6%
Arconic Corp.(f)
6.00%, 05/15/25	138	144,930
6.13%, 02/15/28	138	146,283
Freeport-McMoRan, Inc., 4.13%, 03/01/28	285	295,331

		586,544

Oil, Gas & Consumable Fuels — 0.5%
EQT Corp., 3.90%, 10/01/27	278	300,860
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.50%, 07/15/27	180	194,081

		494,941

Pharmaceuticals — 0.3%
Bausch Health Cos., Inc., 5.75%, 08/15/27(f)	277	290,158

Semiconductors & Semiconductor Equipment — 0.9%
Microchip Technology, Inc., 4.25%, 09/01/25	285	298,033
Sensata Technologies BV(f)
5.63%, 11/01/24	264	292,193
5.00%, 10/01/25	277	305,046

		895,272

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software — 1.2%
CDK Global, Inc., 4.88%, 06/01/27	$282	$295,319
Nuance Communications, Inc., 5.63%, 12/15/26	142	146,970
Open Text Corp., 3.88%, 02/15/28(f)	390	397,800
PTC, Inc.(f)
3.63%, 02/15/25	195	197,925
4.00%, 02/15/28	192	197,040

		1,235,054

Textiles, Apparel & Luxury Goods(f) — 0.6%
Hanesbrands, Inc.
5.38%, 05/15/25	139	145,517
4.88%, 05/15/26	139	150,537
William Carter Co.
5.50%, 05/15/25	140	147,098
5.63%, 03/15/27	142	147,204

		590,356

Wireless Telecommunication Services — 1.3%
Sprint Corp.
7.13%, 06/15/24	193	219,673
7.63%, 03/01/26	306	370,788
T-Mobile USA, Inc., 4.75%, 02/01/28	93	98,812
VICI Properties LP/VICI Note Co., Inc.(f)
3.50%, 02/15/25	294	299,880
4.25%, 12/01/26	289	301,811

		1,290,964

Total Corporate Bonds — 18.8%
(Cost: $18,809,766)		18,797,383

Floating Rate Loan Interests(e)

Air Freight & Logistics — 0.3%
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.83%, 02/24/25	300	298,314

Airlines — 0.4%
AAdvantage Loyalty IP Ltd./American Airlines, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28	43	44,439
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28	187	187,322
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28	115	116,129

		347,890

Building Materials — 0.4%
GYP Holdings III Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.58%, 06/01/25	401	399,428

Building Products — 0.5%
Advanced Drainage Systems, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.38%, 07/31/26	149	148,811

Security	Par (000)	Value

Building Products (continued)
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.33%, 07/28/28	$235	$234,920
Standard Industries, Inc., 2021 Term Loan B, 09/22/28(g)	96	96,052

		479,783

Capital Markets — 0.5%
Focus Financial Partners LLC, 2021 Term Loan, (1 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 07/01/28	325	323,840
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.33%, 04/12/24	191	190,288

		514,128

Chemicals — 2.3%
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, 06/01/24(g)	603	600,923
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.08%, 01/31/26	599	598,350
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.63%, 03/01/26	288	286,220
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 06/09/28	800	800,163

		2,285,656

Commercial Services & Supplies — 1.6%
Aramark Services, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.83%, 03/11/25	174	170,012
2019 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.83%, 01/15/27	286	278,553
2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.58%, 04/06/28	26	26,108
Clean Harbors, Inc., 2021 Incremental Term Loan B, 09/21/28(g)	275	274,884
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 05/30/25	499	499,872
Prime Security Services Borrower LLC, 2021 Term Loan, (6 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 09/23/26	249	248,382
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 2.58%, 11/01/26	99	99,025

		1,596,836

Construction & Engineering — 0.0%
Brand Industrial Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24	2	1,542

Construction Materials — 0.2%
Centuri Group, Inc, Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 08/27/28	200	199,834

Containers & Packaging — 0.1%
Berry Global, Inc., 2021 Term Loan Z, (1 mo. LIBOR + 1.75%), 1.86%, 07/01/26	89	88,802

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions LLC, 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 0.75% Floor), 2.50%, 11/07/23	$501	$499,129
FrontDoor, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.33%, 06/17/28	31	30,845
ServiceMaster Company, LLC (The), 2019 Term Loan D, (1 mo. LIBOR + 1.75%), 1.88%, 11/05/26	100	99,561

		629,535

Diversified Financial Services — 0.1%
Belron Finance US LLC, 2021 USD Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 04/13/28	29	28,790
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 09/01/28	120	119,200

		147,990

Diversified Telecommunication Services — 1.9%
CenturyLink, Inc., 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 2.33%, 03/15/27	405	400,172
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 11/04/26	880	880,647
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.83%, 03/01/27	610	602,265

		1,883,084

Electrical Equipment — 0.3%
Generac Power Systems, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 12/13/26	300	300,327

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC, 2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 10/13/26	300	301,559

Energy Equipment & Services — 0.7%
Dell International LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 2.00%, 09/19/25	699	698,155

Environmental, Maintenance, & Security Service — 0.4%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.83%, 09/07/27	400	398,927

Food & Staples Retailing — 1.1%
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.08%, 02/03/24	400	400,403
US Foods, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.08%, 09/13/26	709	699,262

		1,099,665

Food Products — 1.5%
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.58%, 10/10/26	600	599,502
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%), 2.36%, 08/03/25	602	601,296
JBS USA LUX SA, 2019 Term Loan B, 05/01/26(g)	299	297,242

		1,498,040

Health Care Technology — 0.3%
IQVIA, Inc., 2018 USD Term Loan B3, (3 mo. LIBOR + 1.75%), 1.88%, 06/11/25	282	281,038

Hotels, Restaurants & Leisure — 3.1%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.84%, 11/19/26	1,013	1,000,034

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 1.88%, 10/19/24	$504	$500,432
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.32%, 09/15/23	99	99,013
Churchill Downs, Inc.
2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.09%, 12/27/24	346	344,723
2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 2.09%, 03/10/28(a)	158	156,623
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 1.84%, 06/22/26	303	300,327
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 3.63%, 07/21/26	552	549,718
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, 08/06/28(g)	183	182,874

		3,133,744

Household Durables — 0.4%
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.83%, 02/04/27	402	400,882

Household Products — 0.5%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 03/03/28	502	500,525

Interactive Media & Services — 2.0%
Adevinta ASA, USD Term Loan B, 06/26/28(g)	597	599,006
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.00%), 1.83%, 02/15/24	1,407	1,397,668

		1,996,674

IT Services — 1.1%
Fleetcor Technologies Operating Company LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.83%, 04/28/28	100	99,430
Maximus, Inc., Term Loan B, (3 mo. LIBOR + 2.00%), 2.50%, 05/28/28	76	75,683
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.83%, 11/16/26	602	598,603
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.33%, 03/31/28	298	296,867
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.08%, 02/02/26	21	21,000

		1,091,583

Life Sciences Tools & Services — 2.9%
Avantor, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%, 0.50% Floor), 2.75%, 11/08/27	1,100	1,101,640
ICON Luxembourg Sarl
LUX Term Loan, (3 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 07/03/28	1,070	1,073,309
US Term Loan, (3 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 07/03/28	267	267,416
PPD, Inc., Initial Term Loan, (1 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 01/13/28	495	494,480

		2,936,845

Machinery — 0.9%
Allison Transmission, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.83%, 03/29/26	49	49,616
Clark Equipment Co., 2021 Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.38%, 05/18/24	499	497,583

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 05/14/28(a)	$12	$11,792
Rexnord LLC, 2021 Term Loan B, 10/04/28(g)	33	32,992
Terex Corp., (3 mo. LIBOR + 2.00%, 0.75% Floor), 2.75%, 01/31/24	300	299,092

		891,075

Media — 5.2%
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.08%, 05/03/28	502	498,135
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.84%, 04/30/25	599	598,482
Cogeco Communications Finance (USA) LP, Term Loan B, (1 mo. LIBOR + 2.00%), 2.08%, 01/03/25	200	198,071
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.58%, 04/15/27	1,311	1,294,112
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28	186	186,201
Gray Television, Inc., 2018 Term Loan C, (1 mo. LIBOR + 2.50%), 2.59%, 01/02/26	201	200,196
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.83%, 08/15/26	300	299,972
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.59%, 09/18/26	401	400,398
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 3.08%, 01/31/29	16	15,943
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 3.33%, 01/31/29	801	800,776
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.21%, 01/20/28	706	701,736

		5,194,022

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Starwood Property Trust, Inc., 2021 Term Loan B2, 07/26/26(a)(g)	150	150,375

Oil, Gas & Consumable Fuels — 0.3%
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 2.25%, 01/31/28	249	249,375

Personal Products — 0.2%
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 07/03/28	216	215,628

Pharmaceuticals — 5.0%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 02/22/28	1,296	1,296,046
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 08/01/27	1,419	1,400,610
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.07%, 11/15/27.	1,411	1,387,356
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.08%, 06/02/25	860	858,615

		4,942,627

Real Estate Management & Development — 0.2%
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.83%, 08/21/25	200	198,519

Security	Par (000)	Value

Road & Rail — 0.6%
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 2.13%, 12/30/26	$603	$598,992

Semiconductors & Semiconductor Equipment — 0.5%
Cabot Microelectronics Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.13%, 11/17/25	248	247,242
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.08%, 09/19/26	301	300,239

		547,481

Software — 1.3%
Cloudera, Inc., Term Loan B, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 12/22/27	248	247,445
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.84%, 09/30/24	278	277,932
SS&C Technologies, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.83%, 04/16/25	605	599,847
Tempo Acquisition LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 08/31/28	150	150,125

		1,275,349

Specialty Retail — 0.5%
Belron Finance US LLC, 2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26	503	499,653

Technology Hardware, Storage & Peripherals — 0.2%
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.84%, 04/29/23	203	203,028

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.33%, 05/19/28	301	298,738

Wireless Telecommunication Services — 0.3%
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 04/11/25	348	344,817

Total Floating Rate Loan Interests — 39.2%
(Cost: $39,246,523)		39,120,465

Total Long-Term Investments — 91.4%
(Cost: $90,368,269)		91,304,684

	Shares

Short-Term Securities

Money Market Funds — 10.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(h)(i)	10,265,554	10,265,554

Total Short-Term Securities — 10.3%
(Cost: $10,265,554)		10,265,554

Total Investments — 101.7%
(Cost: $100,633,823)		101,570,238
Liabilities in Excess of Other Assets — (1.7)%		(1,734,751)

Net Assets — 100.0%		$ 99,835,487

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $23,451,172, representing 23.5% of its net assets as of period end, and an original cost of $22,367,031.

(d)	Investment does not issue shares.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Private Investments Fund

(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended September 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/21	Shares Held at 09/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$23,164,229	$—	$(12,898,675	)(a)	$—	$—	$10,265,554	10,265,554	$824	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Private Equity Investments
Direct Investments	$—	$—	$17,049,269	$17,049,269
Secondary Investments	—	—	6,401,903	6,401,903
Asset-Backed Securities	—	9,935,664	—	9,935,664
Corporate Bonds	—	18,797,383	—	18,797,383
Floating Rate Loan Interests	—	38,801,675	318,790	39,120,465
Short-Term Securities
Money Market Funds	10,265,554	—	—	10,265,554

Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(71)	—	(71)

	$10,265,554	$67,534,651	$23,769,962	$101,570,167

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Direct Investments	Floating Rate Loan Interests	Secondary Investments	Total
Assets
Opening balance, as of March 31, 2021	$3,000,000	$997,918	$—	$3,997,918
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(748,602)	—	(748,602)
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	922	—	922

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Private Investments Fund

	Direct Investments	Floating Rate Loan Interests	Secondary Investments	Total
Net change in unrealized appreciation (depreciation)	$1,084,142	$(85)	$—	$1,084,057
Purchases	12,973,311	161,595	6,401,903	19,536,809
Sales	(8,184)	(92,958)	—	(101,142)

Closing balance, as of September 30, 2021	$17,049,269	$318,790	$6,401,903	$23,769,962

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2021	$1,084,142	$145	$—	$1,084,287

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $318,790. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Private Equity Investments(b)	$23,451,172	Market	EBITDA Multiple	6.50x - 19.00x	12.03x
			EBIT Multiple	10.42x - 12.42x	11.42x
			Revenue Multiple	6.00x - 61.75x	22.21x

$23,451,172

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end September 30, 2021, the valuation technique for investments classified as Private Equity Investments amounting to $3,283,332 changed to Curent Value. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

The Fund valued certain of its Level 3 investments using recent prior transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unoberservable, is $12,278,726 as of September 30, 2021.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

September 30, 2021

BlackRock Private Investments Fund

ASSETS
Investments, at value — unaffiliated(a)	$91,304,684
Investments, at value — affiliated(b)	10,265,554
Cash	2,705,573
Receivables:
Investments sold	396,747
Dividends — affiliated	55
Interest — unaffiliated	316,793
Principal paydowns	12,371
Deferred offering costs	191,474
Prepaid expenses	1,801

Total assets	105,195,052

LIABILITIES
Payables:
Investments purchased	4,517,327
Accounting services fees	53,182
Custodian fees	4,977
Investment advisory fees	220,026
Offering costs	271,900
Other accrued expenses	20,685
Professional fees	225,278
Service fees	368
Transfer agent fees	45,751
Unrealized depreciation on unfunded floating rate loan interests	71

Total liabilities	5,359,565

NET ASSETS	$99,835,487

NET ASSETS CONSIST OF
Paid-in capital	$99,502,563
Accumulated earnings	332,924

NET ASSETS	$99,835,487

NET ASSET VALUE
Institutional
Net assets	$99,585,205

Shares outstanding	9,934,920

Net asset value	$10.02

Shares authorized	Unlimited

Par value	$0.001

Class D
Net assets	$250,282

Shares outstanding	25,000

Net asset value	$10.01

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$90,368,269
(b) Investments, at cost — affiliated	$10,265,554

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statement of Operations (unaudited)

Six Months Ended September 30, 2021

BlackRock Private Investments Fund

INVESTMENT INCOME
Dividends — affiliated	$824
Interest — unaffiliated	496,850
Other income — unaffiliated	86,256

Total investment income	583,930

EXPENSES
Investment advisory	661,082
Professional	312,575
Offering	229,018
Portfolio investment fees	137,340
Accounting services	45,432
Transfer agent	39,084
Trustees and Officer	23,165
Transfer agent — class specific	10,130
Custodian	4,885
Registration	843
Service — class specific	315
Miscellaneous	32,639

Total expenses	1,496,508
Less:
Fees waived and/or reimbursed by the Manager	(407,251)
Transfer agent fees waived and/or reimbursed — class specific	(10,130)

Total expenses after fees waived and/or reimbursed	1,079,127

Net investment loss	(495,197)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	5,614
Foreign currency transactions	26

5,640

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,113,014
Unfunded floating rate loan interests	(71)

1,112,943

Net realized and unrealized gain	1,118,583

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$623,386

See notes to financial statements.

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Statement of Changes in Net Assets

	BlackRock Private Investments Fund

	Six Months Ended 09/30/21 (unaudited)	Period from 03/01/21(a) to 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(495,197)	$(113,870)
Net realized gain	5,640	7
Net change in unrealized appreciation (depreciation)	1,112,943	(176,599)

Net increase (decrease) in net assets resulting from operations	623,386	(290,462)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	49,502,563	49,900,000

NET ASSETS
Total increase in net assets	50,125,949	49,609,538
Beginning of period	49,709,538	100,000

End of period	$99,835,487	$49,709,538

(a) Commencement of operations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statement of Cash Flows (unaudited)

Six Months Ended September 30, 2021

BlackRock Private Investments Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$623,386
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	9,223,013
Purchases of long-term investments	(69,070,728)
Net proceeds from sales of short-term securities	12,898,675
Amortization of premium and accretion of discount on investments and other fees	178,447
Net realized gain on investments	(5,614)
Net unrealized appreciation on investments and unfunded floating rate loan interests	(1,112,943)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	658
From the Manager	33,806
Interest — unaffiliated	(77,119)
Prepaid expenses	(1,801)
Deferred offering costs	229,018
Increase (Decrease) in Liabilities
Payables
Accounting services fees	45,432
Custodian fees	4,884
Investment advisory fees	220,026
Trustees’ and Officer’s fees	(3,822)
Other accrued expenses	13,546
Professional fees	153,309
Service fees	315
Transfer agent fees	39,084

Net cash used for operating activities	(46,608,428)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments for offering costs	(187,393)
Decrease in bank overdraft	(1,169)
Proceeds from issuance of capital shares	49,502,563

Net cash provided by financing activities	49,314,001

CASH
Net increase in restricted and unrestricted cash	2,705,573
Restricted and unrestricted cash at beginning of period	—

Restricted and unrestricted cash at end of period	$2,705,573

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$2,705,573

See notes to financial statements.

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Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Private Investments Fund
	Institutional
	Six Months Ended 09/30/21 (unaudited)		Period from 03/01/21(a) to 03/31/21

Net asset value, beginning of period	$9.94		$10.00

Net investment loss(b)		(0.07)		(0.02)
Net realized and unrealized gain (loss)	0.15			(0.04)

Net increase (decrease) from investment operations	0.08			(0.06)

Net asset value, end of period	$10.02		$9.94

Total Return(c)(d)
Based on net asset value.		0.81%		(0.60)%

Ratios to Average Net Assets(e)(f)
Total expenses	3.48	%(g)(h)	3.33	%(i)

Total expenses after fees waived and/or reimbursed	2.69	%(g)(h)	2.56	%(i)

Net investment loss	(1.14	)%(g)(h)	(1.72	)%(i)

Supplemental Data
Net assets, end of period (000)	$99,585		$49,461

Portfolio turnover rate		15%	—	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Aggregate total return.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/21 (unaudited	)	Period from 03/01/21 to 03/31/21	(a)
Investments in underlying funds	0.48%		0.11%

(f)	Annualized.
(g)

Includes a non-recurring expense of offering costs and portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 3.00%, 2.51% and (0.95)%, respectively.

(h)

Offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 3.97%, 2.87% and (1.32)%, respectively.

(i)

Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 6.11%, 3.54% and (2.70)%, respectively.

(j)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Private Investments Fund (continued)
	Class D
	Six Months Ended 09/30/21 (unaudited)		Period from 03/01/21(a) to 03/31/21

Net asset value, beginning of period	$9.94		$10.00

Net investment loss(b)		(0.08)		(0.02)
Net realized and unrealized gain (loss)	0.15			(0.04)

Net increase (decrease) from investment operations	0.07			(0.06)

Net asset value, end of period	$10.01		$9.94

Total Return(c)(d)
Based on net asset value		0.71%		(0.60)%

Ratios to Average Net Assets(e)(f)
Total expenses	8.05	%(g)(h)	7.59	%(i)

Total expenses after fees waived and/or reimbursed	2.97	%(g)(h)	2.81	%(i)

Net investment loss	(1.38	)%(g)(h)	(1.97	)%(i)

Supplemental Data
Net assets, end of period (000)	$250		$248

Portfolio turnover rate		15%	—	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Aggregate total return.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 09/30/21 (unaudited	)	Period from 03/01/21 to 03/31/21	(a)
Investments in underlying funds	0.48%		0.11%

(f)	Annualized.
(g)

Includes a non-recurring expense of offering costs and portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 7.49%, 2.76% and (1.17)%, respectively.

(h)

Offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 8.61%, 3.19% and (1.60)%, respectively.

(i)

Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 10.36%, 3.79% and (2.95)%, respectively.

(j)	Rounds to less than 1%.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.   ORGANIZATION

BlackRock Private Investments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares. The Fund determines and makes available for publication the net asset value (“NAV”) of its shares on a quarterly basis. The Fund’s shares are offered for sale quarterly through its Distributor (defined below) at the then-current NAV. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.

In seeking to achieve its investment objective, the Fund primarily will invest over time in privately offered equity securities of operating companies (“Portfolio Companies”) and interests in professionally managed private equity funds (“Portfolio Funds”). Interests in such Portfolio Funds may be purchased (i) from third party holders of such interests in secondary transactions or (ii) as part of sponsor-led transactions where the assets held by the Portfolio Fund are known at the time of investment (such Portfolio Funds, “sponsor-led continuation vehicles”). The Fund will seek to participate in privately placed equity and, in some cases, privately placed debt investments in Portfolio Companies (“Direct Investments”). The Fund will also invest in interests in Portfolio Funds that have been acquired from third party investors in secondary transactions or as part of sponsor-led continuation vehicles (“Secondary Investments”), where the Portfolio Funds seek to employ the same types of private equity investment strategies as the Fund. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods.

The Fund offers two classes of shares designated as Institutional Shares and Class D Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class D Shares bear expenses related to the shareholder servicing and distribution of such shares. Prior to commencement of operations on March 1, 2021, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 Common Shares to BlackRock Financial Management, Inc., an affiliate of the Fund, for $100,000. Investment operations for the Fund commenced on March 1, 2021.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are expensed as incurred. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared annually and paid annually. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach.	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.   SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third-parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Private Investments Fund	Focus Financial Partners, LLC	$75,183	$74,991	$74,920	$(71)

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of September 30, 2021, the Fund had outstanding commitments of $5,862,423. These commitments are not included in the net assets of the Fund as of September 30, 2021.

5.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

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Notes to Financial Statements (unaudited) (continued)

For such services, the Fund pays the Manager a quarterly fee at an annual rate equal to 1.75% of the Fund’s net assets determined quarterly (before the accrual of the distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter).

The Manager entered into a sub-advisory agreement with BlackRock Capital Investment Advisors, LLC (“BCIA”), an affiliate of the Manager. The Manager pays BCIA for services it provides for that portion of the Fund for which BCIA acts as sub-adviser, a quarterly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and/or shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s quarterly net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.25%. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

For the period ended September 30, 2021, the class specific service fees borne directly by Class D Shares were $315.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended September 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Class D	Total
Transfer agent fees — class specific	$5,114	$5,016	$10,130

Expense Limitations, Waivers and Reimbursements: Effective September 30, 2021, the Manager contractually agreed to reduce its net investment advisory fee equal to the annual rate of 1.25% of the Fund’s net assets determined quarterly (before the accrual of the distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter) through October 31, 2022. For the six months ended September 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2021, the amount waived was $2,130.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the six months ended September 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.75% of the Fund’s average quarterly value of the net assets of each share class. This expense limitation excludes the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2021, the Manager waived $405,121 pursuant to this arrangement.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended September 30, 2021, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Class D	Total
Transfer agent fees waived and/or reimbursed — class specific	$5,114	$5,016	$10,130

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to

N O T E S TO F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)

exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 31, 2027, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of September 30, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	March 31, 2023	March 31, 2024
BlackRock Private Investments Fund
Fund Level	$106,415	$405,121
Institutional	849	5,114
Class D	850	5,016

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.   PURCHASES AND SALES

For the six months ended September 30, 2021, purchases and sales of investments, including paydowns/payups excluding short-term investments, were $57,481,496 and $9,627,851, respectively.

7.   INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required. The Fund has adopted September 30 as its tax year-end. The Fund’s initial tax year is September 30, 2021.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2021, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of September 30, 2021, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $10,506.

As of September 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Private Investments Fund	$100,709,310	$1,224,614	$(363,686)	$860,928

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

N O T E S TO F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)

For the periods shown, shares issued and outstanding increased by the following amounts:

	Six Months Ended 09/30/21		Period Ended 03/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Private Investments Fund
Institutional(a)
Shares issued from Initial Public Offering	—	$—	4,975,000	$49,750,000
Shares sold	4,959,920	49,502,563	—	—

	4,959,920	$49,502,563	4,975,000	$49,750,000

Class D(a)
Shares issued from Initial Public Offering	—	$—	25,000	$250,000

	4,959,920	$49,502,563	5,000,000	$50,000,000

(a)	The share class commenced operations on March 1, 2021.

Beginning after the first two years of operations, the Fund intends, but is not obligated, to conduct quarterly tender offers in the sole discretion of its Board until it adopts a plan of liquidation. It is expected that, under normal market circumstances, the Manager generally will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund’s NAV, although any particular recommendation may exceed that percentage. In a tender offer, the Fund repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given year, the Advisor may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be years in which no tender offer is made. Therefore, common shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other trust.

As of September 30, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Class D	Total
BlackRock Private Investments Fund	9,934,920	25,000	9,959,920

10.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Additional Information

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since March 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	29

Additional Information (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Capital Investment Advisors, LLC

Wilmington, DE 19809

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

LIBOR	London Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	31

Want to know more?

blackrock.com | 888-204-3956

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, if repurchased by the Fund in connection with any applicable tender offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BPIF-09/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

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(a)(4) Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Private Investments Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: December 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Private Investments Fund

Date: December 3, 2021

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